Item 1: Report to Shareholders

Summit Cash Reserves Fund	October 31, 2007

The views and opinions in this report were current as of October 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite well-publicized turmoil in the credit markets this summer, high-quality bonds and short-term securities enjoyed decent returns over the past six months and year. Credit problems among subprime mortgages caused investors to dump riskier securities and stocks and flee to the relative safety of government-backed issues, such as GNMAs, as well as shorter-term, high-quality assets. This environment benefited the Summit Cash Reserves and Summit GNMA Funds, and both portfolios were able to outperform their Lipper averages, thanks to lower expenses and other factors.

ECONOMY AND INTEREST RATES

The past year was truly a tale of two halves for the bond market. The first half of the year—which we covered in our last report—was marked by an almost placid environment. Interest rates were fairly range bound, volatility was muted, and 10-year swap spreads (a measure of bond market risk) were roughly steady. While rising defaults and other problems in the subprime mortgage market were in the headlines, few at that time could guess how much these would impact fixed-income markets.

HIGHLIGHTS

• Money market securities and GNMA bonds were able to weather turmoil in the credit markets in recent months and record decent gains.

• Both the Summit Cash Reserves and Summit GNMA Funds outpaced their Lipper averages over the past six and 12 months, thanks in part to their lower expenses.

• Both funds have taken steps to focus on higher-quality issues in the face of problems in the credit markets.

• Conditions have improved since August, but it remains difficult to forecast the direction of the fixed-income markets given the uncertainty surrounding Fed policy and lingering concerns about liquidity and other issues.

The second half of the year demonstrated what happens when markets go from being run on greed to being run on fear. At first, interest rates spiked in May and early June, as investors gave up hope that the Federal Reserve would soon lower interest rates. By the middle of August, it became apparent that higher defaults and delinquencies in the subprime market had caused significant disarray among certain financial intermediaries and institutional investors. The resulting illiquidity and fear of contagion raised the possibility that a "credit crunch" would lead to a significant economic slowdown. Interest rates fell through the summer as investors anticipated that the Fed would be forced to reverse course and lower rates to help credit markets cope with the damage. Meanwhile, volatility spiked, and swap spreads widened as investors’ uncertainty about subprime risk, the economy, and the collapse of liquidity became more prevalent.

Late in the summer, central banks, including the Federal Reserve, added massive amounts of liquidity to the financial system. Policymakers encouraged banks to borrow at the Fed’s discount window and lowered rates on these loans by 50 basis points (0.50%) to 5.75%. The Fed followed up at its mid-September monetary policy meeting by lowering the federal funds target rate by 50 basis points to 4.75%, then again at its late-October meeting to 4.50% because of concerns about slower economic growth. Following its last action, the Fed stated that the risks were now balanced between rising inflation and slower economic growth.

SUMMIT CASH RESERVES FUND

Your fund returned 2.52% and 5.05% for the 6- and 12-month periods ended October 31, 2007, respectively. The fund again outpaced the Lipper Money Market Funds Average because of its low expenses and favorable maturity posture. The longer-term returns for the fund have always been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 30 out of 333, 28 out of 315, 31 out of 292, and 17 out of 190 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

As the subprime crisis grew and appeared to threaten some segments of the money markets in late summer, our initial reaction was to adopt a very defensive maturity posture to ensure safety of principal and liquidity for shareholders. We maintained a 5% position in securities maturing overnight to make sure that we did not have to sell longer-term securities to provide liquidity to shareholders. We also adopted a shorter weighted average maturity target to protect the net asset value of $1.00 per share. As market conditions improved and assets grew in the fund, we dropped our target of keeping 5% of assets in overnight issues and moved to a more neutral maturity posture. As of this writing, 50% of total assets mature within 30 days and on average 2% to 3% of assets mature every day, which should provide adequate liquidity.

The fund remains very well diversified, with no single holding representing more than 1.5% of assets. Every security in the portfolio has been analyzed by the T. Rowe Price credit committee and recommended for the firm’s approved list of short-term investments. The fund has never had any direct exposure to collateralized debt obligations (CDOs) or investments in subprime loans. At the end of October, the fund had exposure to four structured investment vehicles (SIVs), which in total represented 1.1% of assets. Our credit analysts are confident that these programs are backed by high-quality assets and will mature at par by July 11, 2008. Nonetheless, we have classified this exposure as illiquid in the portfolio.

Money market conditions have generally improved since August, although credit concerns remain apparent. Libor rates (a measure of interbank lending rates) continue to be elevated relative to the federal funds target rate. Still, they have retreated from the highs reached in August, indicating declining credit worries. The asset-backed commercial paper market is functioning again, although it is now more than 25% smaller than at its peak in early August.

The major sore point for the money market remains the market for SIVs, which was not functioning by the end of the period. We will remain especially vigilant about such issues as the market struggles to find equilibrium. The Master Liquidity Enhancement Conduit (M-LEC), a proposed superfund organized by major American banks and the U.S. Treasury, could be up and running by the end of the year and could help with an orderly unwinding of the SIVs’ longer-term assets. However, many of the details of the plan still need to be resolved.

While the Fed has stated that the risks are balanced for current monetary policy, the market is pricing in a much easier monetary stance. There are as many as 100 basis points of easing priced into the market, which would equate to a federal funds target rate of 3.50% by this time next year. While this kind of market expectation would generally mean longer weighted average maturities for money market funds, we may temper how long we extend our maturities given our primary objective of safety of principal and liquidity.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 2.66% and 5.26% for the 6- and 12-month periods ended October 31, 2007, respectively. As shown in the table, the portfolio outpaced its peer group of funds as represented by the Lipper GNMA Funds Average, while trailing the Lehman Brothers U.S. GNMA Index. These results placed the fund in the top quartile of our Lipper peer group for the longer performance periods ended October 31, 2007. (Based on cumulative total return, Lipper ranked the Summit GNMA Fund 15 out of 59, 13 out of 58, 12 out of 54, and 7 out of 31 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

As of this writing, it is still a very stressful time for the bond markets. Liquidity in all but agency-guaranteed mortgages and Treasuries is greatly diminished as Wall Street firms deal with constrained balance sheets and with risk managers unwilling to take on anything that does not have a government backing. Belying early hopes, the subprime crisis has spread to affect everyone from home builders, mortgage originators, and bond insurers to European banks and institutions investing only in AAA rated bonds. Undoubtedly, there are many speculators who merit the pain they are now suffering, but unfortunately markets do not always do a good job of discriminating between the good, the bad, and the ugly.

Yet even environments as bleak as the current one can provide opportunities to careful investors. We believe we can include ourselves among this group, as we have been mostly untouched by this crisis. Indeed, we sold the most risky subprime securities in the portfolio in December 2006 before the issue was hardly on anyone’s radar screen. We could see that the loans being made were of increasingly poor quality—which, quite frankly, did not make sense. The portfolio now includes only one subprime security, which is backed by 2002 and 2003 loans. Because these loans are all fixed (in other words, they do not face an interest rate reset) and have multiple years of home price appreciation built up behind them, they are performing very well. Of course, the market has marked them down, just as it has marked down other AAA, non-subprime securities. But we are comfortable holding this bond through the current mess, and we believe that it will pay off with no losses.

We have also taken the opportunity to buy bonds that the market has punished but have good fundamental value. In particular, we have purchased commercial mortgage-backed securities (CMBS) with very attractive yields. We have focused our buying once again on bonds with a AAA rating and classified as “super senior”—a somewhat overly descriptive term for bonds with more credit protection than the rating agencies require for a AAA rating. Given investors’ continued risk aversion, the spread in yields between CMBS and Treasuries of similar duration has widened to exceptionally attractive levels. While we would expect some volatility in the bonds’ prices as we move through this period of illiquidity, we believe they are fundamentally sound and provide excellent value.

It is very difficult to predict the future of markets right now given the uncertainty regarding the scale of the subprime crisis, how it will affect the economy, and who ultimately holds (and is harmed by) the risk. GNMAs, with their explicit government guarantee, should be attractive investments and a safe harbor from the credit turmoil that plagues other securities. That said, until some stability and liquidity return to markets, it may be a rough ride for another few months. I believe that in these circumstances it is best to follow our strategy over the past several months: make sure that what we own is safe and can withstand the volatility, and then just hold on.

A note from Connie Bavely: As you know, I will be retiring in February of 2008 and will turn this portfolio over to my successor. It has been a tremendous honor and pleasure to serve you these last 10 years, and I am confident this fund will continue to provide you good risk-balanced returns.

OUTLOOK

Given the uncertainty surrounding the health of the economy and inflation trends, it is difficult to make confident forecasts about the direction of Fed policy. In addition, while conditions in the credit markets have improved since August, lingering concerns about the scale of subprime losses among institutions and other issues are likely to continue to hamper liquidity. Our strategy in this environment will be to position the funds somewhat defensively while relying on the careful and extensive credit research of T. Rowe Price analysts to seek to avoid any pitfalls that remain.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 19, 2007

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

PORTFOLIO MANAGEMENT CHANGE

After nearly 10 years with T. Rowe Price, Connice A. Bavely has decided to retire at the beginning of 2008. We appreciate Connie’s service over the years and her commitment to the firm and to the interests of our clients. Connie started in the Fixed Income Division in 1998, bringing more than 20 years of investment experience to her roles as portfolio manager for the T. Rowe Price GNMA and Summit GNMA Funds, as well as co-manager of several separately managed portfolios. Connie’s contributions have significantly improved T. Rowe Price’s expertise in this area of the fixed-income market. We have already begun the process of planning for Connie’s successor to assure a smooth transition of her responsibilities and will let you know of our plans as they unfold.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share prices to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-Day SEC Yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be ?inverted.? If short- and long-term bonds are offering equivalent yields, then the curve is said to be ?flat.?

Performance and Expenses
GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
ASSET BACKED SECURITIES 0.1%		
Ford Credit Auto Owner Trust Series 2007-B, Class A1 5.292%, 10/15/08	8,400	8,400
Total Asset Backed Securities (Cost $8,400)		8,400
BANK NOTE 4.2%		
American Express Bank, VR, 5.061%, 12/13/07	24,000	24,000
American Express Bank, VR, 5.122%, 5/7/08	21,315	21,315
Banco Santander, 4.91%, 2/1/08	13,000	13,001
Bank of America, 5.29%, 11/2/07	31,000	31,000
Bank of America, 5.30%, 11/5/07	21,000	21,000
Key Bank, 4.412%, 3/18/08	5,000	4,987
M&I Marshall & Ilsley Bank, 5.162%, 12/17/07	19,000	18,997
National City Bank, VR, 5.071%, 3/13/08	19,250	19,251
National City Bank, VR, 5.175%, 2/7/08	7,000	7,002
PNC Bank, VR, 4.996%, 6/17/08	23,000	22,997
U.S. Bank, VR, 5.06%, 2/8/08	2,700	2,700
U.S. Bank, VR, 5.095%, 12/5/07	23,000	23,000
Westpac Banking, VR, 4.971%, 1/29/08	18,000	17,999
Total Bank Note (Cost $227,249)		227,249
CERTIFICATES OF DEPOSIT 20.9%		
Domestic 6.0% (1)		
Bank of New York, VR, 5.379%, 5/2/08	1,500	1,500
Bank of the West, 5.05%, 11/15/07	15,000	15,000
Bank of the West, 5.09%, 11/5/07	10,000	10,000
Citibank New York, 4.77%, 1/24/08	22,000	22,000
Credit Suisse New York, 5.52%, 2/11/08	21,250	21,250
DEPFA Bank, 5.10%, 11/5/07	28,000	28,000
Dexia Credit Local New York, VR, 4.769%, 3/28/08	2,500	2,500

Dexia Credit Local New York, VR, 4.83%, 1/25/08	18,000	17,999
Dexia Credit Local New York, 4.975%, 11/16/07	13,000	13,000
Fifth Third Bank, VR, 5.066%, 2/4/08	30,000	29,998
Harris Bank, 5.34%, 12/4/07	23,000	23,000
Merrill Lynch Bank, 5.24%, 1/9/08	37,000	37,000
Regions Bank of Alabama, 4.90%, 12/19/07	12,000	12,000
Wells Fargo Bank, 4.80%, 11/16/07	27,000	27,000
Wells Fargo Bank, 4.80%, 11/16/07	45,000	45,000
Wilmington Trust, 4.98%, 11/20/07	24,000	24,000
		329,247
Eurodollar 5.2% (2)		
ABN AMRO Bank, 4.96%, 11/19/07	42,000	42,000
Alliance & Leicester, 5.375%, 12/17/07	10,000	10,000
Barclays Bank, 5.31%, 11/1/07	30,000	30,000
Calyon (New York), 5.105%, 1/31/08	10,000	10,000
Deutsche Bank, 5.305%, 11/19/07	40,000	40,000
ING Bank, London, 5.17%, 12/27/07	28,000	28,000
Lloyds TSB Bank, 4.70%, 12/28/07	60,000	60,000
National Australia Bank, 5.155%, 1/7/08	30,000	30,000
Societe Generale, 5.10%, 12/20/07	23,000	23,000
Societe Generale, 5.20%, 1/4/08	11,000	11,000
		284,000
Yankee 9.7% (3)		
Banco Bilbao Vizcaya, 5.24%, 1/15/08	29,000	29,000
Banco Bilbao Vizcaya, 5.25%, 1/9/08	4,000	4,000
Banco Bilbao Vizcaya, 5.415%, 3/17/08	1,000	1,000
Banco Bilbao Vizcaya, 5.50%, 12/20/07	10,000	10,005
Bank of Montreal (Chicago), 5.34%, 12/5/07	11,000	11,000

Bank of Nova Scotia, VR, 5.066%, 4/2/08	16,000	15,998
Bank of Nova Scotia, 5.07%, 1/7/08	14,000	14,000
Barclays Bank, 5.00%, 1/22/08	30,000	30,000
BNP Paribas, VR, 5.061%, 7/3/08	5,000	4,998
Calyon (New York), 5.55%, 12/14/07	50,000	50,000
Canadian Imperial Bank of Commerce, VR, 5.001%, 3/17/08	29,000	29,013
Fortis Bank, 5.05%, 1/15/08	10,000	10,000
Fortis Bank, 5.13%, 1/10/08	32,000	32,000
HBOS Treasury Services, 5.45%, 6/16/08	23,000	23,000
National Bank of Canada, 5.405%, 6/9/08	17,750	17,803
National Bank of Canada, 5.65%, 12/13/07	7,250	7,250
Royal Bank of Canada, VR, 5.066%, 4/3/08	25,000	24,997
Royal Bank of Canada, VR, 5.071%, 4/4/08	8,000	7,999
Royal Bank of Scotland, VR, 4.801%, 3/26/08	12,300	12,299
Royal Bank of Scotland, VR, 5.066%, 4/3/08	18,000	17,997
Royal Bank of Scotland, 5.68%, 12/12/07	25,000	25,000
Skandinaviska Enskilda Banken, 5.00%, 1/25/08	6,000	6,002
Skandinaviska Enskilda Banken, 5.095%, 1/18/08	24,000	24,002
Svenska Handelsbanken, 5.05%, 12/21/07	32,000	32,000
Swedbank, VR, 5.071%, 4/3/08	9,000	8,999
Toronto-Dominion Bank, 5.10%, 3/31/08	32,000	32,000
UBS AG, 5.35%, 11/8/07	47,000	47,000
		527,362
Total Certificates of Deposit (Cost $1,140,609)		1,140,609

COMMERCIAL PAPER 51.5%

4(2) 36.1% (4)

Allied Irish Bank, 5.27%, 11/8/07	20,000	19,980
Alpine Securitization, 4.70%, 1/29/08	22,000	21,744

Alpine Securitization, 4.85%, 1/28/08	6,000	5,929
Alpine Securitization, 4.94%, 1/24/08	11,250	11,120
Alpine Securitization, 5.14%, 1/4/08	13,000	12,881
Alpine Securitization, 5.25%, 11/9/07	4,000	3,995
Atlantic Asset Securitization, 4.90%, 11/15/07	439	438
Atlantic Asset Securitization, 5.05%, 11/15/07	4,211	4,203
Atlantic Asset Securitization, 5.06%, 12/24/07	1,400	1,390
Atlantic Asset Securitization, 5.08%, 11/20/07	44,113	43,995
Atlantic Asset Securitization, 5.08%, 1/17/08	5,100	5,045
Atlantic Asset Securitization, 5.10%, 1/17/08	7,000	6,924
Atlantic Asset Securitization, 5.15%, 11/9/07	4,000	3,995
Atlantic Asset Securitization, 5.17%, 12/10/07	1,000	994
Australia & New Zealand Banking, 5.25%, 12/10/07	5,000	4,972
Australia & New Zealand Banking, 5.26%, 12/10/07	2,200	2,187
Bank of America Credit Card Trust, 5.00%, 12/6/07	10,000	9,951
Bank of America Credit Card Trust, 5.18%, 12/11/07	25,000	24,856
Bank of America Credit Card Trust, 5.28%, 1/10/08	8,800	8,710
Bank of America Credit Card Trust, 5.30%, 1/10/08	19,000	18,804
Bank of America Credit Card Trust, 5.30%, 1/16/08	7,000	6,922
Bank of America Credit Card Trust, 6.10%, 11/20/07	2,500	2,492
Bank of Ireland, 5.285%, 11/8/07	15,000	14,985
BP Capital Markets, 4.78%, 11/28/07	5,000	4,982
Bryant Park Funding, 4.67%, 11/20/07	5,531	5,517
Bryant Park Funding, 4.77%, 11/20/07	5,000	4,987
Bryant Park Funding, 4.80%, 11/28/07	3,000	2,989
Bryant Park Funding, 5.00%, 11/15/07	1,023	1,021
Bryant Park Funding, 5.00%, 11/19/07	1,300	1,297
Bryant Park Funding, 5.10%, 12/20/07	5,250	5,214
Bryant Park Funding, 5.12%, 11/9/07	5,000	4,994

Bryant Park Funding, 5.12%, 11/30/07	31,000	30,872
Bryant Park Funding, 5.60%, 12/13/07	8,000	7,948
Bryant Park Funding, 6.00%, 11/13/07	3,987	3,979
Bryant Park Funding, 6.00%, 11/15/07	2,030	2,025
Cafco, 5.03%, 11/30/07	45,900	45,714
Cafco, 5.06%, 12/13/07	5,000	4,970
Cafco, 6.10%, 11/2/07	5,000	4,999
Cargill Global Funding, 4.90%, 11/21/07	14,000	13,962
Chariot Funding, 4.78%, 11/20/07	9,000	8,977
Chariot Funding, 5.00%, 12/14/07	27,708	27,543
Chariot Funding, 5.05%, 11/13/07	5,530	5,521
Chariot Funding, 5.05%, 1/15/08	1,148	1,136
Chariot Funding, 5.12%, 12/3/07	5,000	4,977
Chariot Funding, 5.12%, 12/12/07	7,275	7,233
Chariot Funding, 6.05%, 12/14/07	11,790	11,705
Ciesco, 4.93%, 1/17/08	31,500	31,168
Ciesco, 5.00%, 11/14/07	7,000	6,987
Ciesco, 5.00%, 1/11/08	5,000	4,951
Ciesco, 5.02%, 2/8/08	5,800	5,720
Ciesco, 5.25%, 11/9/07	8,500	8,490
Citibank Credit Card Issuance Trust, 5.25%, 1/17/08	42,000	41,528
Citibank Credit Card Issuance Trust, 6.25%, 12/14/07	32,000	31,761
Coca-Cola Company, 5.20%, 12/7/07	37,500	37,305
CRC Funding, 4.72%, 1/11/08	14,000	13,870
CRC Funding, 5.05%, 1/28/08	6,000	5,926
CRC Funding, 5.05%, 1/29/08	10,000	9,875
CRC Funding, 5.12%, 1/28/08	17,000	16,787
CRC Funding, 5.12%, 2/7/08	10,000	9,861
CRC Funding, 5.12%, 2/8/08	12,000	11,831

CRC Funding, 5.27%, 11/5/07	3,800	3,798
Danske Corporation, 5.09%, 1/10/08	32,000	31,683
Eksportfinans, 4.75%, 1/23/08	10,000	9,890
Fairway Finance, 5.07%, 11/20/07	2,000	1,995
Fairway Finance, 5.10%, 11/20/07	31,000	30,917
Fairway Finance, 5.10%, 11/21/07	5,000	4,986
Fairway Finance, 5.12%, 11/21/07	14,000	13,960
Fairway Finance, 5.16%, 11/21/07	10,000	9,971
Fairway Finance, 6.25%, 12/4/07	10,000	9,943
Falcon Asset Securitization, 4.85%, 12/7/07	5,000	4,976
Falcon Asset Securitization, 4.87%, 12/5/07	36,600	36,432
Falcon Asset Securitization, 4.95%, 12/31/07	1,238	1,228
Falcon Asset Securitization, 5.02%, 11/14/07	10,000	9,982
Falcon Asset Securitization, 5.10%, 12/7/07	5,000	4,974
Falcon Asset Securitization, 5.15%, 11/2/07	3,500	3,499
Falcon Asset Securitization, 5.29%, 11/6/07	3,100	3,098
Falcon Asset Securitization, 5.50%, 12/17/07	8,000	7,944
Genentech, 4.67%, 11/7/07	20,000	19,984
GlaxoSmithKline Finance, 4.75%, 11/13/07	2,000	1,997
Grampian Funding, 5.55%, 12/21/07	74,000	73,430
Harley Davidson Funding, 4.75%, 11/20/07	5,152	5,139
Harley Davidson Funding, 4.75%, 1/15/08	1,100	1,089
Hartford Financial Services, 4.83%, 12/10/07	18,800	18,702
John Deere Capital, 4.78%, 12/14/07	18,000	17,897
Jupiter Securitization, 4.86%, 11/26/07	26,000	25,912
Jupiter Securitization, 4.90%, 11/21/07	40,000	39,891
Jupiter Securitization, 5.05%, 11/14/07	5,240	5,230
Kitty Hawk Funding, 5.50%, 12/18/07	15,000	14,892
Massachusetts Mutual Life Insurance, 4.80%, 11/5/07	12,000	11,994

Natixis, 5.05%, 11/8/07	40,000	39,961
Natixis, 5.09%, 11/6/07	19,000	18,987
Nestle Finance France, 4.75%, 1/25/08	42,750	42,271
Nestle Finance France, 4.84%, 1/14/08	2,883	2,854
New York Life Capital, 4.77%, 11/7/07	40,000	39,968
Old Line Funding, 4.83%, 1/10/08	6,344	6,284
Old Line Funding, 5.07%, 11/15/07	10,770	10,749
Old Line Funding, 5.10%, 1/18/08	6,233	6,164
Old Line Funding, 5.15%, 11/19/07	3,550	3,541
Old Line Funding, 5.15%, 12/14/07	20,950	20,821
Old Line Funding, 5.15%, 1/18/08	5,805	5,740
Old Line Funding, 6.00%, 12/14/07	14,000	13,900
Old Line Funding, 6.25%, 11/14/07	6,600	6,585
Park Avenue Receivables, 4.89%, 11/20/07	6,226	6,210
Park Avenue Receivables, 4.93%, 11/20/07	7,234	7,215
Park Avenue Receivables, 4.95%, 11/20/07	14,000	13,963
Park Avenue Receivables, 4.95%, 12/14/07	6,168	6,132
Park Avenue Receivables, 5.05%, 11/15/07	23,000	22,955
Park Avenue Receivables, 5.10%, 11/8/07	7,000	6,993
Park Avenue Receivables, 5.10%, 11/13/07	2,000	1,997
Park Avenue Receivables, 5.12%, 11/1/07	6,433	6,433
Ranger Funding, 4.78%, 1/28/08	8,500	8,401
Ranger Funding, 4.80%, 2/1/08	39,000	38,522
Ranger Funding, 4.87%, 11/20/07	7,000	6,982
Ranger Funding, 5.10%, 1/11/08	15,000	14,849
Ranger Funding, 5.15%, 12/14/07	5,555	5,521
Siemens Capital, 4.81%, 12/28/07	39,000	38,703
SIGMA Finance, 5.165%, 11/5/07	25,000	24,986
SIGMA Finance, 5.25%, 11/2/07	6,000	5,999

Solitaire Funding, 5.20%, 11/27/07	5,000	4,981
Solitaire Funding, 5.20%, 1/9/08	10,000	9,900
Solitaire Funding, 5.275%, 1/11/08	12,000	11,875
Solitaire Funding, 5.70%, 11/20/07	45,000	44,865
Southern Company, 4.80%, 11/6/07	17,000	16,989
Statoil, 4.78%, 11/21/07	15,000	14,960
TIAA-CREF, 4.77%, 12/17/07	41,000	40,750
TIAA-CREF, 5.30%, 11/9/07	22,000	21,974
Toronto-Dominion Bank, 4.67%, 12/4/07	2,571	2,560
Total Fina Elf Capital, 4.80%, 12/26/07	4,479	4,446
Total Fina Elf Capital, 4.80%, 12/31/07	28,000	27,776
Total Fina Elf Capital, 5.35%, 11/6/07	9,000	8,993
Tulip Funding, 4.76%, 11/30/07	27,000	26,896
Tulip Funding, 4.77%, 11/29/07	32,000	31,881
Variable Funding Capital, 5.00%, 11/19/07	10,000	9,975
Variable Funding Capital, 5.09%, 11/5/07	50,000	49,972
Wal-Mart Stores, 4.71%, 12/18/07	12,000	11,926
Westpac Banking, 5.166%, 11/7/07	15,000	14,987
Yorktown Capital, 4.95%, 1/25/08	4,000	3,953
Yorktown Capital, 5.00%, 12/18/07	3,833	3,808
Yorktown Capital, 5.10%, 1/11/08	2,100	2,079
Yorktown Capital, 5.15%, 11/28/07	25,000	24,903
Yorktown Capital, 5.75%, 11/27/07	38,000	37,842
		1,972,544
Non-4(2) 15.4%		
BP Capital Markets, 4.76%, 1/28/08	50,000	49,418
CBA Finance (Delaware), 4.65%, 1/30/08	8,000	7,907
CBA Finance (Delaware), 4.86%, 1/22/08	12,500	12,362
CBA Finance (Delaware), 5.04%, 12/27/07	22,000	21,828

Citigroup Funding, 5.50%, 12/17/07	25,000	24,824
Cornell University, 4.95%, 11/14/07	4,000	3,993
Cornell University, 5.27%, 11/6/07	2,000	1,999
DaimlerChrysler Auto, 4.86%, 12/12/07	18,500	18,398
DaimlerChrysler Auto, 4.95%, 11/9/07	3,000	2,997
DaimlerChrysler Auto, 5.29%, 11/8/07	4,600	4,595
DaimlerChrysler Auto, 5.58%, 11/13/07	10,000	9,981
Deutsche Bank Financial, 4.80%, 11/1/07	10,000	10,000
Dexia Delaware, 5.255%, 11/14/07	26,600	26,550
DNB Nor Bank, 5.06%, 1/30/08	12,600	12,441
DNB Nor Bank, 5.165%, 11/6/07	17,500	17,487
Electricite de France, 4.80%, 1/8/08	4,419	4,379
Electricite de France, 4.95%, 1/8/08	18,000	17,832
Electricite de France, 4.95%, 1/9/08	30,000	29,715
FCAR Owner Trust, 5.04%, 1/15/08	25,000	24,737
FCAR Owner Trust, 5.15%, 12/19/07	9,000	8,938
FCAR Owner Trust, 5.16%, 12/20/07	3,000	2,979
FCAR Owner Trust, 5.17%, 12/17/07	20,254	20,120
FCAR Owner Trust, 5.19%, 12/17/07	16,000	15,894
General Electric Capital Corporation, 4.78%, 3/25/08	37,000	36,288
GlaxoSmithKline Finance, 4.80%, 1/11/08	60,000	59,432
HSBC Bank USA, 5.08%, 12/28/07	8,650	8,580
ING Funding, 5.06%, 1/15/08	14,000	13,852
Intesa Funding, 5.12%, 1/10/08	21,000	20,791
JPMorgan Chase, 5.00%, 2/22/08	12,000	11,812
KBC Financial Products, 5.02%, 4/2/08	30,000	29,360
Lehman Brothers, 4.82%, 1/28/08	24,000	23,717
Mississippi, 5.25%, 12/18/07	2,000	1,986
Morgan Stanley, 5.01%, 3/20/08	5,000	4,903

Morgan Stanley, 5.40%, 12/27/07	11,000	10,908
New York State Power Authority, 4.95%, 11/5/07	11,250	11,244
Nordea North America, 5.25%, 11/8/07	30,000	29,969
Northwestern University, 4.90%, 12/12/07	5,000	4,972
Oesterreichische Kontrollbank, 4.95%, 11/9/07	9,690	9,679
Procter & Gamble International Funding, 4.78%, 12/5/07	25,000	24,887
Procter & Gamble International Funding, 4.78%, 12/6/07	22,000	21,898
Procter & Gamble International Funding, 5.20%, 12/6/07	1,000	995
Rabobank USA Financial, 4.81%, 11/7/07	50,000	49,960
Rabobank USA Financial, 4.90%, 11/13/07	21,000	20,966
Societe Generale North America, 5.15%, 1/15/08	9,000	8,903
Stanford University, 4.77%, 11/8/07	7,000	6,993
Swedbank, 5.34%, 12/17/07	13,000	12,911
Toyota Motor Credit, 5.20%, 12/20/07	50,000	49,646
UBS Finance, Delaware, 5.515%, 11/13/07	10,000	9,982
Yale University, 4.77%, 11/6/07	5,000	4,997
		839,005
Total Commercial Paper (Cost $2,811,549)		2,811,549

FUNDING AGREEMENTS 0.7%

Genworth Life Insurance, VR, 5.329%, 4/11/08 (5)	12,000	12,000
Genworth Life Insurance, VR, 5.338%, 1/14/08 (5)	20,000	20,000
Transamerica Occidental Life Insurance VR, 5.278%, 9/30/08 (5)	5,000	5,000
Total Funding Agreements (Cost $37,000)		37,000

MEDIUM-TERM NOTES 16.1%

Allied Irish Bank, VR, 5.001%, 8/18/08 (6)	22,000	22,000
Allstate Life Global Funding II, VR, 5.126%, 9/4/08	4,000	4,000

Allstate Life Global Funding II, VR, 5.198%, 6/30/08	24,000	24,004
American Express Credit, VR, 5.225%, 3/5/08	1,500	1,500
American General Finance, VR, 5.33%, 6/27/08	4,000	4,004
American Honda Finance, VR, 5.213%, 4/14/08 (6)	22,000	22,000
American Honda Finance, VR, 5.214%, 7/7/08 (6)	11,250	11,250
American Honda Finance, VR, 5.23%, 6/23/08	2,500	2,501
American Honda Finance, VR, 5.36%, 8/6/08	4,000	4,000
American Honda Finance, VR, 5.58%, 5/12/08 (6)	4,750	4,752
Anglo Irish Bank, VR, 5.155%, 9/5/08 (6)	18,750	18,750
Australia & New Zealand Banking, VR, 4.97%, 8/22/08 (6)	29,600	29,601
Australia & New Zealand Banking, VR, 5.639%, 7/3/08 (6)	15,000	15,000
Banco Santander Totta, VR, 5.07%, 8/15/08 (6)	29,000	29,000
Bank of Ireland, VR, 5.011%, 8/18/08	27,000	27,000
BMW US Capital, VR, 5.125%, 8/4/08 (6)	26,000	26,000
BNP Paribas, VR, 5.50%, 8/19/08 (6)	30,000	30,000
Caterpillar Financial Services, VR, 5.081%, 10/28/08	10,500	10,490
Citigroup, VR, 5.409%, 5/2/08	25,000	25,010
Danske Bank, VR, 4.968%, 8/19/08 (6)	10,000	10,000
GE Capital, VR, 5.081%, 5/19/08	6,250	6,253
GE Capital, VR, 5.166%, 4/11/08	18,750	18,757
Goldman Sachs, VR, 5.174%, 5/2/08	30,000	30,000
HBOS Treasury Services, VR, 5.092%, 9/5/08 (6)	30,000	30,000
HBOS Treasury Services, VR, 5.112%, 9/8/08	6,000	6,000
IBM, VR, 5.081%, 9/2/08 (6)	28,000	27,998
Intesa Bank of Ireland, VR, 4.883%, 8/22/08	27,000	27,000
Irish Life & Permanent, VR, 5.018%, 8/21/08 (6)	29,000	29,000
JPMorgan Chase, VR, 5.114%, 9/2/08	20,000	20,000
JPMorgan Chase, VR, 5.154%, 1/25/08	28,000	28,004
K2 USA, VR, 4.978%, 1/22/08	9,000	9,000

Kommunalkredit Austria, VR, 5.132%, 9/8/08 (6)	33,750	33,750
Lehman Brothers, VR, 5.494%, 9/26/08	12,000	12,000
Links Finance, VR, 5.219%, 7/11/08 (6)	15,000	14,999
Merrill Lynch, VR, 5.175%, 8/15/08	10,000	10,000
Metropolitan Life Global Funding, VR, 5.142%, 11/9/07 (6)	12,500	12,500
National Australia Bank, VR, 5.115%, 9/5/08 (6)	6,250	6,250
Nationwide Building Society, VR, 5.182%, 9/7/08 (6)	20,000	20,000
Nationwide Life Global Funding, VR, 4.809%, 8/27/08	30,000	30,000
Pacific Life Global Funding, VR, 5.223%, 8/8/08 (6)	25,000	25,000
PRICOA Global Funding I, VR, 4.809%, 8/27/08 (6)	31,250	31,250
Royal Bank of Scotland, VR, 5.259%, 4/11/08 (6)	7,000	6,996
Sigma Finance, VR, 5.09%, 4/10/08 (6)	10,000	10,000
Sigma Finance, VR, 5.664%, 6/17/08	6,000	6,000
SLM Corporation, VR, 5.11%, 5/12/08 (6)	32,000	32,000
Svenska Handelsbanken, VR, 4.968%, 8/20/08	11,000	11,000
Toyota Motor Credit, VR, 5.233%, 4/15/08	5,000	5,000
Unicredito Italiano Bank of Ireland, VR, 5.239%, 8/8/08 (6)	31,000	31,000
Westpac Banking, VR, 5.105%, 9/5/08 (6)	8,000	8,000
Whistlejacket Capital, VR, 5.513%, 11/15/07 (6)	19,000	19,000
Total Medium-Term Notes (Cost $877,619)		877,619

MUNICIPAL SECURITIES 6.0%

Catholic Health Initiatives, TECP, 4.95%, 11/8/07	14,000	14,000
Catholic Health Initiatives, TECP, 5.35%, 11/1/07	16,500	16,500
Catholic Health Initiatives, TECP, 5.35%, 11/6/07	4,800	4,800
Chicago O'Hare International Airport, TECP, 5.34%, 11/19/07	3,500	3,500
Colorado Housing Fin. Auth., Multi-Family VRDN, 4.85%, 10/1/32	10,350	10,350
Colorado Housing Fin. Auth., Multi-Family VRDN, 4.85%, 10/1/34	8,970	8,970

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. No impact on the fund’s net assets or results of operations is expected upon adoption of FIN 48 on November 1, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2007, totaled $252,225,000 and were characterized as ordinary income for tax purposes. At October 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2007, the fund had $2,000 of capital loss carryforwards that expire in fiscal 2008, $4,000 that expire in fiscal 2009, $1,000 that expire in fiscal 2010, $6,000 that expire in fiscal 2013, $36,000 that expire in fiscal 2014, and $10,000 that expire in fiscal 2015.

At October 31, 2007, the cost of investments for federal income tax purposes was $5,427,966,000.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Money Market Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by the shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 11,846,824 shares of the fund (with a value of $11,847,000) for the 11,846,824 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $18,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $4,884,980,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college saving plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreements. At October 31, 2007, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At October 31, 2007, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and none were held by the Retirement Funds.

As of October 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 536,116,333 shares of the fund, representing 10% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and Shareholders of T. Rowe Price Summit Cash Reserves Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Cash Reserves Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2007

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1993	present); Member, Advisory Board, Deutsche Bank North America
(2004 to present); Director, Chairman of the Board, and Chief
Executive Officer, The Rouse Company, real estate developers
(1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to present); Director,
2001	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1993

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe
Price International, Inc.; Chief Executive Officer, Chairman of the
Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds.

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice
2004	President, Summit Funds
[37]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Brian E. Burns (1960)	Vice President, T. Rowe Price
Vice President, Summit Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Vice President, T. Rowe Price
Vice President, Summit Funds

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Trust Company

Terri L. Hett (1959)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Summit Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Vice President, T. Rowe Price
Vice President, Summit Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Funds

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,531,000 and $1,200,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 18, 2007